ORDINARY SHARES	12 Months Ended
Dec. 31, 2024
ORDINARY SHARES.
ORDINARY SHARES

13. ORDINARY SHARES

As of December 31, 2024, the Company had 405,462,685 ordinary shares authorized with a par value of US$0.0001 per share. There are two classes of ordinary shares which include the class A ordinary shares and class B ordinary shares. Holders of class A ordinary shares are entitled to one vote per share, while holders of class B ordinary shares are entitled to ten votes per share.

The Company repurchased 7,331,208 and 9,466,980 class A shares from the market for a total consideration of US$2,558 and US$2,119, at a weighted average price of US$ 0.344 and US$0.218 per share during the years ended December 31, 2023 and 2024, respectively. The shares are reserved for the employees and non-employees in the share incentive plan.